SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported): November 6, 1996
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                               Toll Brothers, Inc.
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        (Exact Name of Registrant as Specified in Charter)

      Delaware                      001-09186                 23-2416878
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)             Identification No.)


3103 Philmont Avenue, Huntingdon Valley, PA                19006
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(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code: (215) 938-8000
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Item 5.  Other Events.

         This Report is being filed for the sole purpose of filing as exhibits an Indenture, dated as of November 12, 1996, among Toll Corp., as Issuer, Toll Brothers Corp., as Guarantor, and NBD Bank, as Trustee, and Authorizing Resolutions, dated as of November 6, 1996, which collectively constitute the Indenture terms relating to the $100,000,000 principal amount of 8 3/4% Senior Subordinated Notes Due 2006 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc., issued on November 12, 1996.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TOLL BROTHERS, INC.



Dated:  November 14, 1996               By: JOSEPH R. SICREE
                                           ---------------------------
                                          Joseph R. Sicree
                                          Vice President





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                                  EXHIBIT INDEX


The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
  No.          Item
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  4.1          Indenture, dated as of November 12, 1996 among Toll Corp., as
               Issuer, Toll Brothers Corp., as Guarantor and NBD Bank, as
               Trustee.

  4.2 Authorizing Resolutions, dated as of November 6, 1996, relating to $100,000,000 principal amount of 8 3/4% Senior Subordinated Notes due 2006 of Toll Corp., guaranteed on a senior subordinated basis by Toll Brothers, Inc.



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